UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2019

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $ 0.003 par value	LNG	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cheniere Energy, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) on May 16, 2019. There were 233,241,282 shares of the Company's common stock present or represented by proxy at the 2019 Annual Meeting. This represented approximately 91% of the Company's shares of common stock outstanding as of the record date of the 2019 Annual Meeting. Three proposals, as described in the Company's Proxy Statement dated April 15, 2019 (the “2019 Proxy Statement”), were voted upon at the 2019 Annual Meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
G. Andrea Botta	206,841,036	3,254,319	146,479	22,999,448
Jack A. Fusco	209,173,903	996,389	71,542	22,999,448
Vicky A. Bailey	204,682,810	5,482,294	76,730	22,999,448
Nuno Brandolini	202,808,390	7,367,338	66,106	22,999,448
David I. Foley	208,464,548	1,706,427	70,859	22,999,448
David B. Kilpatrick	202,586,887	7,586,164	68,783	22,999,448
Andrew Langham	204,793,304	5,373,903	74,627	22,999,448
Courtney R. Mather	171,427,170	38,740,438	74,226	22,999,448
Donald F. Robillard, Jr.	209,742,272	424,987	74,575	22,999,448
Neal A. Shear	204,734,924	5,443,765	63,145	22,999,448

Each of the director nominees was elected as a director to serve for a one-year term until the 2020 annual meeting of shareholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2018

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	162,641,445	47,426,570	173,819	22,999,448

In an advisory and non-binding vote, the shareholders approved the compensation paid for 2018 to the Company's named executive officers, as disclosed in the 2019 Proxy Statement.

ITEM 3:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	231,332,000	1,798,696	110,586	—

The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.
Date:	May 21, 2019	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	Executive Vice President and
Chief Financial Officer